                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 April 1, 1995




                                   PRONET INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-16029                   75-1832168
- ---------------             --------------------------       ------------
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)



600 Data Drive
Suite 100
Plano, Texas                                                     75075
- -----------------------------                                    -----
(Address of principal                                          (Zip Code)
 executive offices)


Registrant's telephone number,
  including area code:                                    (214) 964-9500

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Effective April 1, 1995, Contact Communications Inc., a Delaware corporation ("Contact") and wholly-owned subsidiary of ProNet Inc. (the "Company"), completed the acquisition of substantially all of the paging assets of Carrier Paging Systems, Inc., a New York corporation ("Carrier"), for approximately $6.5 million, comprised of approximately $3.5 million paid in cash at closing and a $3.0 million deferred payment which is due and payable on or before April 1, 1996, and is payable, at the Company's discretion, either in shares of common stock of the Company, or cash, pursuant to an Asset Purchase Agreement dated as of December 5, 1994, by and among Carrier, Carrier Communications Corp. ("Communications"), Rick Kaminer, and Harry Lowenthal (collectively, the "Shareholders" and, together with Carrier and Communications, the "Sellers") and Contact. Concurrently with the closing of the Carrier acquisition, Contact entered into noncompetition agreements with the Sellers.

     Carrier is a provider of commercial paging services and serves more than 31,000 subscribers in the greater New York area. The assets acquired include substantially all of the accounts receivable, pager inventories and property and equipment that are used in the conduct of such radio paging system business. Contact intends to continue to use the assets acquired from Carrier to provide paging services and does not intend to devote such assets to other purposes.

     The Company borrowed approximately $3.5 million in cash to fund the Carrier acquisition under an Amended and Restated Credit Agreement dated as of February 9, 1995, by and between The First National Bank of Chicago, as Agent and the Company. The consideration paid for the acquired assets of Carrier was determined through arm's length negotiations between Contact and the Sellers.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to file the financial statements required by this Item 7(a) at this time because such statements are not available. The Company will file such statements as soon as practicable, but not later than 60 days following April 17, 1995.

     (b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to file the pro forma financial information required by this Item 7(b) at this time because such statements are not available. The Company will file such information as soon as practicable, but not later than 60 days following April 17, 1995.

     (c) EXHIBITS.

         [none]

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRONET INC.
                                        (Registrant)




Date:  April 17, 1995    By:  /s/ Jan E. Gaulding
                            ------------------------
                              Jan E. Gaulding
                              Senior Vice President and
                              Chief Financial Officer
                               (principal financial and
                                accounting officer)